                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): SEPTEMBER 13, 1999



                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                 000-27568           65-0617076
 ----------------------------     ---------------    ---------------------
 (State or other jurisdiction     (Commission        (IRS Employer
     of incorporation)              File Number)       Identification No.)


          10 DORRANCE STREET, SUITE 400, PROVIDENCE, RHODE ISLAND 02903
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (401) 831-6755
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 13, 1999, certain wholly-owned subsidiaries of Innovative Clinical Solutions, Ltd. (collectively, the "ICSL Group") sold certain assets involved in their diagnostic imaging line of business, including equipment, leasehold interests and contract rights but excluding cash and accounts receivable (the "Diagnostic Assets"), to PresGar Imaging, L.C., and certain of its affiliates (collectively, "PresGar"), for an aggregate purchase price of approximately $27,348,450 in cash and the assumption of approximately $4 million of debt. The purchase price received by the ICSL Group in the transaction was determined as the result of arm's-length negotiations between the ICSL Group and the principals of PresGar.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The following Unaudited Pro Forma Consolidated Statements of Operations for the six months ended July 31, 1999 and the year ended January 31, 1999 have been prepared to reflect the sale of the Diagnostic Assets as well as the sale or disposition since October 1998 by certain subsidiaries of Innovative Clinical Solutions, Inc. (the "Company") of certain other assets relating to their diagnostic imaging, infusion therapy, lithotripsy services, real estate services and radiation therapy businesses, and physician practices, as if the sales or dispositions had been completed on February 1, 1998. The Unaudited Pro Forma Consolidated Balance Sheet at July 31, 1999 gives effect to the sale of the Diagnostic Assets and the other sales or dispositions completed since that date as if such sales or dispositions had occurred on July 31, 1999.

         The Unaudited Pro Forma Consolidated Financial Information has been prepared based on the audited and unaudited historical financial statements of the Company, and such Unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the consolidated historical financial statements and related notes contained in the annual and quarterly reports filed with the Securities and Exchange Commission.

         The Unaudited Pro Forma Consolidated Financial Information has been prepared in accordance with generally accepted accounting principles. These principles require management to make extensive use of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of future operating results.

INNOVATIVE CLINICAL SOLUTIONS, LTD.
PROFORMA CONSOLIDATED BALANCE SHEET
JULY 31, 1999
UNAUDITED


                                                                                                     Adjusted
                                                                    July 31,      Total Pro Forma    July 31,
                                                                      1999         Adjustments(1)      1999
                                                                  (unaudited)       (unaudited)     (unaudited)
                                                                  -----------     ---------------   -----------

          ASSETS
Current assets
  Cash and cash equivalents                                        $ 14,709           $27,500        $ 42,209
  Receivables:
    Accounts receivable, net                                         18,079             7,790          25,869
    Income tax refund receivable                                     10,789                 0          10,789
    Other receivables                                                 6,314                 0           6,314
    Notes receivable                                                  3,630                 0           3,630
Prepaid expenses and other (including advances to shareholder)       12,337                 0          12,337
Assets held for sale                                                 45,133           (36,281)          8,852
                                                                   ------------------------------------------
       Total current assets                                         110,991              (991)        110,000

Property, plant and equipment, net                                    9,543                 0           9,543
Notes receivable                                                      8,481                 0           8,481
Goodwill, net                                                        28,525                 0          28,525
Management service agreements, net                                    9,012                 0           9,012
Other assets                                                          3,931                 0           3,931
                                                                   ------------------------------------------
       Total assets                                                $170,483             ($991)       $169,492
                                                                   ------------------------------------------
                                                                   ------------------------------------------


          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Current portion of debt and capital leases                         19,493            (3,833)         15,660
  Accounts payable                                                   13,236                 0          13,236
  Accrued compensation                                                2,147                 0           2,147
  Accrued and other liabilities                                      14,914             2,842          17,756
                                                                   ------------------------------------------
        Total current liabilities                                    49,790              (991)         48,799

Long-term debt less current maturities                                4,311                 0           4,311
Convertible subordinated debentures                                 100,000                 0         100,000
Other long-term liabilities                                             940                 0             940
Minority interest                                                       673                 0             673
                                                                   ------------------------------------------
        Total liabilities                                           155,714              (991)        154,723

Commitments and contingencies
Shareholders' equity
  Common Stock                                                          325                 0             325
  Treasury Stock                                                     (2,037)                0          (2,037)
  Additional paid in capital                                        224,778                 0         224,778
  Accumulated deficit                                              (208,297)                0        (208,297)
                                                                   -------------------------------------------
        Total shareholders' equity                                   14,769                 0          14,769

Total liabilities and shareholders equity                          $170,483             ($991)       $169,492
                                                                   ------------------------------------------
                                                                   ------------------------------------------

(1) The pro forma adjustments principally reflect the proceeds received on the sale of the dispositions as well as the paydown on the Company's line of credit. In addition, accounts receivable to be collected and liabilities retained by the Company for the disposed entities have been reclassified out of assets held for sale to the respective balance sheet accounts.

INNOVATIVE CLINICAL SOLUTIONS, LTD.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)


                                                           TOTAL                             TOTAL ADJUSTED
                                                         SIX MONTHS      TOTAL PRO FORMA       SIX MONTHS
                                                        JULY 31, 1999     ADJUSTMENTS(2)      JULY 31, 1999
                                                         (unaudited)        (unaudited)        (unaudited)
                                                        -------------    -------------------  --------------

Total revenue                                             $110,516            $28,741           $81,775

Operating costs and administrative expenses:
   Salaries, wages and benefits                             35,652              9,084            26,568
   Professional fees                                         9,422                996             8,426
   Supplies                                                 24,776              7,390            17,386
   Utilities                                                 2,346                595             1,751
   Depreciation and amortization                             6,813              3,301             3,512
   Rent                                                      8,699              2,520             6,179
   Provision for bad debts                                   1,664                210             1,454
   Non-recurring expenses                                   15,825                  0            15,825
   Capitation expense                                       24,310                  0            24,310
   Other                                                    16,915              4,422            12,493
                                                         -----------------------------------------------
      Total operating costs and administrative expenses    146,422             28,518           117,904
                                                         -----------------------------------------------
Interest expense, net                                        4,718                346             4,372
                                                         -----------------------------------------------
      Loss before extraordinary item
         and provision for income taxes                    (40,624)              (123)          (40,501)

Income tax expense                                             100                  0               100
                                                         -----------------------------------------------
      Net loss before extraordinary item                  $(40,724)             $(123)         $(40,601)
                                                         -----------------------------------------------
                                                         -----------------------------------------------

(2) Pro forma adjustments reflect the historical results of the disposed entities for the relevant period.

INNOVATIVE CLINICAL SOLUTIONS, LTD.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED JANUARY 31, 1999

                                                        TOTAL                            TOTAL ADJUSTED
                                                      YEAR ENDED      TOTAL PRO FORMA      YEAR ENDED
                                                    JANUARY 31, 1999   ADJUSTMENTS(2)   JANUARY 31, 1999
                                                                        (unaudited)        (unaudited)
                                                    ----------------  ---------------   ----------------

Total revenue                                             $291,278       $102,392          $188,886

Operating costs and administrative expenses:
 Salaries, wages and benefits                               94,710         30,902            63,808
 Professional fees                                          16,287          2,540            13,747
 Supplies                                                   60,055         25,214            34,841
 Utilities                                                   5,501          2,073             3,428
 Depreciation and amortization                              14,786          8,091             6,695
 Rent                                                       20,671          7,886            12,785
 Provision for bad debts                                     8,428          4,371             4,057
 Gain/loss on sale of assets                                (5,414)           262            (5,676)
 Provision for write-down of notes receivable                2,674              0             2,674
 Goodwill impairment write-down                              9,093          9,093                 0
 Nonrecurring expenses                                      10,465          2,912             7,553
 Capitation expense                                         53,875              0            53,875
 Other                                                      37,667         11,759            25,908
                                                          ------------------------------------------
   Total operating costs and administrative expenses       328,798        105,103           223,695
                                                          ------------------------------------------
Interest expense, net                                        8,005            613             7,392
                                                          ------------------------------------------
   Loss before extraordinary item and
    provision for income taxes                             (45,525)        (3,324)          (42,201)

Income tax benefit                                         (11,549)             0           (11,549)
                                                          ------------------------------------------
   Loss before extraordinary item                         $(33,976)       $(3,324)         $(30,652)
                                                          ------------------------------------------
                                                          ------------------------------------------

(2) Pro forma adjustments reflect the historical results of the disposed entities for the relevant period.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INNOVATIVE CLINICAL SOLUTIONS, LTD.


                                             By:   /s/ GARY S. GILLHEENEY
                                                   -----------------------------
                                                   Gary S. Gillheeney
                                                   Chief Financial Officer





Date: September 28, 1999